Key Management Personnel	12 Months Ended
Jun. 30, 2025
Key Management Personnel [Abstract]
Key management personnel

Note 26. Key management personnel

Operating Expense

●	The largest operating expense is employee costs. Salary and benefits are forecast to increase by 215% in FY25, 113% in FY26, 26% in FY27, 20% on FY28, 12% in FY29, with growth rates declining thereafter, in line with reducing revenue growth, and oncosts are forecast at 18-19% of salaries.

EBITDA

●	The forecast model is based on a long-term EBITDA margin of 29%. Forecast EBITDA is negative in early years, which is expected for an early stage startup business where typically the average timeframe to profitability is 2 -3 years. The forecast model’s EBITDA margins are -109% in FY25, -29% in FY26, 7% in FY27, 25% in FY28, and 29% in FY29 and beyond, with the ongoing EBITDA being comparable to that of comparable industries in relevant world markets.

CAPEX

●	No material Capex has been forecast as the costs borne by Gelteq in working with clients to develop products is included in other forecast expenses. As such, forecast capex for relevant supporting assets is $50,000 in FY25, increasing at 5% per annum thereafter.

Tax Rate

●	A tax rate of 30% has been applied in line the with the corporate tax rate in Australia. Whilst the tax rate may be lower in earlier years, this tax rate is in line with the Consolidated Entity’s long term tax rate and the tax rate of a likely acquirer.

Working Capital

●	Model forecasts the receivables at 30 days and payables at 31 days in line with management expectations. Payables days are only applied to operating expenses as all manufacturing costs are paid prior to dispatch to customers.

Other balance Sheet Items

●	There are no other assumptions that result it material balance sheet movements that affect forecast cash flow.

Terminal growth rate

●	Long term growth rate, used for the terminal value calculation, is 2.5%, reflecting the Australian long term nominal inflation rate.

Apart from the considerations described in determining the value-in-use of the cash-generating units described above, management is not currently aware of any other probable changes that would necessitate changes in its key estimates

Impairment

The Consolidated Entity has performed an impairment Key management personnel (KMP) are those persons having authority and responsibility for planning, directing and controlling the activities of the Consolidated Entity, including the directors of the company as listed on page F-7 immediately above Note 2, and the Financial Controller of the company. There is a pro-rata allocation of compensation for the time at the office for any KMP which have joined or left the Consolidated Entity during the reporting year.

Directors

The following persons were directors of Gelteq Limited during the financial year:

Mr. Simon Hayden Szewach	(Executive Chairman)

Mr. Nathan Jacob Givoni	(Executive Director)

Mr. Jeffrey W. Olyniec	(Non-Executive Director) (Resigned on 30 September 2025)

Mr. Philip Dalidakis	(Non-Executive Director)

Prof David Morton	(Non-Executive Director) (Resigned on 30 April 2025)

The aggregate compensation paid/payable to members of key management personnel of the Consolidated Entity is set out below:

	Consolidated
	30 June 2025	30 June 2024
	$	$
Short-term employee benefits	391,887	541,280
Post-employment benefits	40,156	57,670
Share-based payments	-	-
	432,043	598,950

Some of the above amounts were paid to related management entities